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                                                                    Exhibit 99.3

                                                                       B&W Draft
                                                                        12/10/96



               ADMINISTRATION AGREEMENT dated as of [ ], 1996, among SIGNET STUDENT LOAN TRUST 1996-A, a Delaware trust (the "Issuer"), SIGNET BANK, a Virginia banking corporation, as administrator (the "Administrator"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                              W I T N E S S E T H

          WHEREAS the Issuer is issuing the Floating Rate Class A-1 Asset Backed Notes and the Floating Rate Class A-2 Asset Backed Notes (collectively, the
"Notes") pursuant to the Indenture dated as of [         ], 1996 (the
"Indenture"), between the Issuer and the Indenture Trustee and the Floating Rate Asset Backed Certificates (the "Certificates"), pursuant to the Trust Agreement
dated as of [         ], 1996 (the "Trust Agreement") among the Depositor,
Signet Student Loan Corporation, a Virginia corporation (the "Company") and The First National Bank of Chicago, a national banking association, as Eligible Lender Trustee (the "Eligible Lender Trustee") (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A hereto, which also contains rules of usage and construction that shall be applicable herein);

          WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificates, including the Loan Sale Agreement, the Master Servicing Agreement, the Note Depository Agreements, the Certificate Depository Agreement (the Certificate Depository Agreement and the Note Depository Agreements being collectively referred to herein as the "Depository Agreement"), the Guarantee Agreements, the Trust Agreement and the Indenture (all such agreements being collectively referred to herein as the "Related Agreements");

          WHEREAS, pursuant to the Related Agreements, the Issuer and the Eligible Lender Trustee are required to perform certain
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duties in connection with (a) the Notes and the Collateral therefor pledged pursuant to the Indenture and (b) the Certificates;

          WHEREAS the Issuer and the Eligible Lender Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Eligible Lender Trustee may from time to time request;

          WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1.   Representations of the Administrator.  The Administrator makes
               ------------------------------------
the following representations on which the Issuer and the Eligible Lender Trustee are deemed to have relied. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, as of the applicable Transfer Date, in the case of the Additional Student Loans, but shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing.  The Administrator is duly
               ------------------------------
     organized and validly existing as a Virginia banking corporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b)  Power and Authority of the Administrator.  The Administrator has
               ----------------------------------------
     the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement has been duly authorized by the Administrator by all necessary corporate action.

          (c)  Binding Obligation. This Agreement constitutes a legal, valid and
               ------------------
     binding obligation of the Administrator, enforceable in accordance with its terms, subject to

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     applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

          (d)  No Violation.  The consummation of the transactions contemplated
               ------------
     by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Administrator, or any material indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties. The consummation by the Administrator of the transactions contemplated by this Agreement will not result in the loss of any Guarantee Payments by the Trust or any reinsurance payments with respect to any Financed Student Loan.

          (e)  No Proceedings.  There are no proceedings or investigations
               --------------
     pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Related Agreements, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Related Agreements, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Related Agreements, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Certificates.

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          (f)  All Consents.  All authorizations, consents, orders or approvals
               ------------
     of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have in each case been duly obtained, effected or given and are in full force and effect.

          2.   Duties of the Administrator.
               ---------------------------

          (a)  Duties with Respect to the Indenture and Depository Agreement.
               -------------------------------------------------------------
The Administrator shall perform all its duties as Administrator and the duties of the Issuer under the Depository Agreement. In addition, the Administrator shall consult with the Eligible Lender Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters (references are to sections of the Indenture):

          (i) the duty to cause the Note Registrar to keep the Note Register and to give the Indenture Trustee prompt notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

          (ii) the fixing or causing to be fixed of any specified record date and the timely notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

          (iii) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

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          (iv) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

          (v) the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes (Section 3.02);

          (vi) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

          (vii) the direction to the Paying Agent(s) to deposit moneys with the Indenture Trustee (Section 3.03);

          (viii) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

          (ix) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

          (x) the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

          (xi) the identification to the Indenture Trustee in an Officers' Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

          (xii) the notification of the Indenture Trustee and the Rating Agencies of a Servicer Default pursuant to the Master Servicing Agreement and, if such Servicer Default arises from the failure of the Master Servicer to perform any of its duties under the Master Servicing Agreement, the taking

                                       5
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     of all reasonable steps available to remedy such failure (Section 3.07(d));

          (xiii) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

          (xiv) the prompt delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default, any Default under Section 5.01(iii) of the Indenture and each default by the Master Servicer under the Master Servicing Agreement or by the Seller under the Loan Sale Agreement (Section 3.18);

          (xv) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

          (xvi) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

          (xvii) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

          (xviii) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

          (xix) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

          (xx) the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders and Officers' Certificates of the Issuer, the obtaining of Opinions of Counsel and the taking of all other actions

                                       6
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     necessary with respect to investment and reinvestment of funds in the Trust
     Accounts (Sections 8.02 and 8.03);

          (xxi) the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

          (xxii) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

          (xxiii) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.06);

          (xxiv) the notification of Noteholders of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

          (xxv) the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

          (xxvi) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

          (xxvii) the preparation and timely delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

          (xxviii) the recording of the Indenture, if applicable (Section
     11.15).

          (b)  Duties with Respect to the Issuer. (i) In addition to the duties
               ---------------------------------
of the Administrator set forth above and in the other Related Agreements, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by

                                       7
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other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. In furtherance thereof, the Eligible Lender Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Eligible Lender Trustee and the Issuer for the purpose of executing on behalf of the Eligible Lender Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 9 of this Agreement, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

          (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Rating Agencies and (if the Seller is not the Administrator) the Seller, an Officers' Certificate of the Administrator containing all the information necessary:

          (A) to pay the Department any Monthly Rebate Fees due and payable to the Department, to the extent such Monthly Rebate Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments, which Officers' Certificate shall be delivered on the date that is three Business Days prior to the date such fees are to be remitted to the Department;

          (B) on each Transfer Date to pay the Seller, pursuant to Section 2.02 of the Loan Sale Agreement, the Purchase Amount for Additional Student Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date, which Officers' Certificate shall be delivered on the Business Day preceding such Transfer Date;

          (C) to pay the Master Servicer the Servicing Fee due on each Interest Payment Date pursuant to Section 2(d)(iii)(A), 2(d)(iv)(A) and 2(e)(iv)(A), which Officers'

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     Certificate shall be delivered on the day that is three Business Days prior to such Interest Payment Date;

          (D) to make all the distributions required by Sections 2(d), 2(e) and 2(f), for the Monthly Collection Period or Collection Period, as the case may be, preceding the date of such Officer's Certificate, which Officers' Certificate shall be delivered on each Determination Date.

     In addition, prior to each Determination Date, the Administrator shall determine the Class A-1 Rate, the Class A-2 Rate and the Certificate Rate that will be applicable to the Interest Payment Date following such Determination Date, in compliance with its obligation to prepare an Officer's Certificate on such Determination Date pursuant to this Section. In connection therewith, the Administrator shall calculate LIBOR in accordance with the definition thereof and shall also determine the Student Loan Rate with respect to such Interest Payment Date.

          (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Eligible Lender Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner as contemplated in Section 5.01(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Eligible Lender Trustee pursuant to such provision.

          (iv) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.04(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Eligible
                                          --------  -------
Lender Trustee shall retain responsibility for the preparation and distribution of the Schedule K-1s necessary to enable each Owner to prepare its Federal and state income tax returns.

          (v) The Administrator shall satisfy its obligations with respect to clauses (iii) and (iv) above by retaining, at the expense of the Issuer, payable by the Administrator, a firm of Independent public accountants (the "Accountants") which shall perform the obligations of the Administrator thereunder. In connection with paragraph (iii) above, the Accountants will provide prior to December 31, 1996, a letter in form and substance satisfactory to the Eligible Lender Trustee as to whether any federal tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall

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be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

          (vi) The Administrator shall perform the duties of the Administrator specified in Sections 10.02 and 10.03 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee and the appointment of a successor Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Related Agreements, including those under Sections
6.07 and 6.08 of the Indenture.

          (vii) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

          (viii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the
                                                   --------  -------
terms of any such trans actions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

          (c)  Establishment and Maintenance of Trust Accounts.
               -----------------------------------------------

          (i) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with Signet Trust Company.

          (ii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with Signet Trust Company.

          (iii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited

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therein are held for the benefit of the Issuer.  The Pre-Funding Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Signet Trust Company.

          (iv) Funds on deposit in the Collection Account, the Reserve Account and the Pre-Funding Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; provided, however, it is
                                                       --------  -------
understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Interest Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be deposited into the Collection Account (except that any maturing Eligible Investment that is an obligation of the institution with which the Collection Account is maintained may mature and be deposited into the Collection Account on such Interest Payment Date) and shall be deemed to constitute a portion of the Monthly Available Funds for each Interest Payment Date that is not a Distribution Date, and a portion of the Available Funds for each Distribution Date. Other than as permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that funds sufficient to pay the Servicing Fee, the Administration Fee, the Noteholders' Interest Distribution Amount and the Certificateholders' Interest Distribution Amount will be available in the Collection Account on the Business Day preceding each Interest Payment Date (or on such Interest Payment Date in the case of maturing Eligible Investments that are obligations of the institution with which the Collection Account is maintained), so that funds on deposit in the Pre-Funding Account that are required, in the judgment and at the discretion of the Administrator, to make Additional Fundings during the Collection Period will be available for such purpose, and so that the remaining such funds will be available at the close of business on the Business Day preceding each Distribution Date (or on such Distribution Date in the case of maturing Eligible Investments that are obligations of the institution with which the Collection Account is maintained).

          (v) (A) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust

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     Estate.  The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereof, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.
     In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

               (B) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

          (1) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of clause (v)(A) above; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph
     (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be Delivered to the Indenture Trustee in accordance with paragraph
     (c) of
     the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominees) ownership of such security.

               (C) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer, any Servicer, any Subservicer or the Eligible Lender Trustee to carry out its respective duties under the Master Servicing Agreement or the Trust Agreement or permitting the Indenture Trustee to carry out its duties under the Indenture.

          (vi) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account and the other Trust Accounts and the amounts to be distributed therefrom on the related Interest Payment Date or other dates from which amounts therein are to be distributed.

          (d)  Withdrawals from the Collection Account.  The Administrator shall
               ---------------------------------------
instruct the Indenture Trustee (based, in the case of clauses (iii) and (iv) below, on the information contained in the Servicer's Report delivered with respect to the applicable Determination Date pursuant to Section 3.07 of the Master Servicing Agreement) to make withdrawals from amounts deposited in the Collection Account at the following times and for the following purposes, and the Indenture Trustee shall comply with such instructions:

          (i) from time to time during each Collection Period to pay the Department any Monthly Rebate Fees due and payable to the Department, to the extent such Monthly Rebate Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments;

          (ii) on each Transfer Date after the Funding Period to pay to the Seller, pursuant to Section 2.02 of the Loan Sale Agreement, the Purchase Amount for Additional Student Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date; provided, that, the amount
                                                   --------  ----
     paid to the Seller for the purchase of Additional Student Loans on such Transfer Date plus the amount of funds remitted for the purchase of Additional Student Loans on each Transfer Date since the preceding Distribution Date on any Transfer Date after the Funding Period shall not exceed the Net Principal Cash Flow Amount for such Transfer Date;

          (iii) on each Interest Payment Date that is not a Distribution Date, to make the following deposits and distributions to the Persons specified below by 11:00 a.m. (New York Time), to the extent of Monthly Available Funds for such Interest Payment Date in the Collection Account, in the following order of priority:

               (A) to the Master Servicer, the Servicing Fee with respect to the preceding calendar month and all unpaid Servicing Fees from prior months;

               (B) to the Administrator, from the amount of Monthly Available Funds remaining after the application of clause (A), the Administration Fee with respect to the preceding calendar month and all unpaid Administration Fees from prior months;

               (C) to the Class A-1 Noteholders and the Class A-2 Noteholders, on a pro rata basis, from the amount of Monthly Available Funds remaining after the application of clauses (A) and (B), the Noteholders' Interest Distribution Amount (based on the ratio of the portion of the Noteholders' Interest Distribution Amount accrued with respect to each such Class to the Noteholders' Interest Distribution Amount); and

               (D) to the order of the Eligible Lender Trustee, from the amount of Monthly Available Funds remaining after the application of clauses
          (A) through (C), the Certificateholders' Interest Distribution Amount.

          (iv) on each Distribution Date, to make the following deposits and distributions to the Persons or the account specified below by 11:00 a.m. (New York Time), to the extent of Available Funds for such Distribution Date in the Collection Account, in the following order of priority:

               (A) to the Master Servicer, the Servicing Fee with respect to the preceding calendar month and all unpaid Servicing Fees from prior months;

               (B) to the Administrator, from the amount of Available Funds remaining after the application of clause (A), the Administration Fee with respect to the preceding calendar month and all unpaid Administration Fees from prior months;

               (C) to the Class A-1 Noteholders and the Class A-2 Noteholders, on a pro rata basis, from the amount of Available Funds remaining after the application of clauses (A) and (B), the Noteholders' Interest Distribution Amount (based on the ratio of the portion of the Noteholders' Interest Distribution Amount accrued with respect to each such Class to the Noteholders' Interest Distribution Amount);

               (D) to the order of the Eligible Lender Trustee, from the amount of Available Funds remaining after the application of clauses (A) through (C), the Certificateholders' Interest Distribution Amount;

               (E) to the Class A-1 Noteholders until the Outstanding Amount of the Class A-1 Notes has been reduced to zero and then to the Class A-2 Noteholders, from the amount of Available Funds remaining after the application of clauses (A) through (D), the Noteholders' Principal Distribution Amount;

               (F) on each Distribution Date on and after the date on which the Notes have been paid in full, to the order of the Eligible Lender Trustee, from the amount of Available Funds remaining after the application of clauses (A) through (E), the Certificateholders' Principal Distribution Amount; and

               (G) to the Reserve Account, the amount of Available Funds remaining after the application of clauses (A) through (F).

          Except in the case of amounts distributed pursuant to Sections
(iv)(G), amounts properly withdrawn from the Collection Account and distributed pursuant to this Section 2(d) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Persons to whom such amounts are distributed shall in no event be required to refund any such distributed amounts.

          (e)  Reserve Account.  (i)  The Seller shall deposit the Reserve
               ---------------
Account Initial Deposit into the Reserve Account as required by Section 2.01(b) of the Loan Sale Agreement.

          (ii) On each Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account the amount of any Reserve Account Excess and distribute such amount to the Persons specified below by 11:00 a.m. (New York time) in the following order of priority: (A) to the payment of the unpaid principal amount of the Notes and the

Certificates, in the order of priority set forth in the last sentence of this
Section 2(e)(ii), until (x) the outstanding principal balance of the Notes plus the Certificate Balance of the Certificates (in each case, after giving effect to any other distributions in respect of principal occurring on such Distribution Date) equals (y) the Pool Balance plus the Pre-Funded Amount, if any, as of the close of business on the last day of the related Collection Period, (B) to the Noteholders, the aggregate unpaid amount of any Noteholders' Interest LIBOR Carryover, (C) to the Certificateholders, the aggregate unpaid amount of any Certificateholders' Interest LIBOR Carryover, (D) if such
Distribution Date is on or subsequent to the [          ] Distribution Date and
the Pool Balance on such Distribution Date is equal to 10% or less of the sum of the Initial Pool Balance and the Pre-Funded Amount as of the Closing Date, to the payment of the unpaid principal amount of the Notes and Certificates in the order of priority set forth in the last sentence of this Section 2(e)(ii), and
(E) to distribute 99% of the remaining amount of such excess to the Seller and 1% of the remaining amount to the Company. Amounts properly distributed pursuant to clause (D) of this Section 2(e)(ii) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller and the Company shall in no event thereafter be required to refund any such distributed amounts. All distributions of principal on the Notes and the Certificates pursuant to clauses (A) and (D) of this Section 2(e)(ii) shall be allocated (after giving effect to all distributions of the Noteholders' Principal Distribution Amount and the Certificateholders' Principal Distribution Amount on such Distribution Date) to the Class A-1 Notes until the principal balance of the Class A-1 Notes has been reduced to zero, then to the Class A-2 Notes until the principal balance of the Class A-2 Notes has been reduced to zero, and then to the Certificates until the Certificate Balance has been reduced to zero.

          (iii) Following the payment in full of the aggregate outstanding principal balance of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, Certificateholders, the Master Servicer or the Administrator and the termination of the Trust (including any Noteholders' Interest LIBOR Carryover and Certificateholders' Interest LIBOR Carryover), 99% of any amount remaining on deposit in the Reserve Account shall be distributed to the Seller and 1% of any remaining amount on deposit in the Reserve Account shall be distributed to the Company. The Seller and the Company shall in no event be required to refund any amounts properly distributed pursuant to this
Section 2(e)(iii).

          (iv) (A)  In the event that the Servicing Fee for any Interest
     Payment Date exceeds the amount distributed to the Master Servicer pursuant to Sections 2(d)(iii)(A) or 2(d)(iv)(A) on such Interest Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on each Interest Payment Date an amount equal to such excess.

               (B) In the event that the Administration Fee for any Interest Payment Date exceeds the amount distributed to the Administrator pursuant to Sections 2(d)(iii)(B) or 2(d)(iv)(B) on such Interest Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Interest Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (iv)(A) above, and to distribute such amount to the Administrator.

               (C) In the event that the Noteholders' Interest Distribution Amount for an Interest Payment Date exceeds the amount distributed to Noteholders pursuant to Section 2(d)(iii)(C) or 2(d)(iv)(C) on such Interest Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Interest Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (iv)(A) through (iv)(B) above, and to distribute such amount to the Noteholders entitled thereto, in the same order and priority as is set forth in Section 2(d)(iii) or Section 2(d)(iv) on such Interest Payment Date.

               (D) In the event that (i) the Certificate-holders' Interest Distribution Amount for an Interest Payment Date exceeds the amount distributed to the order of the Eligible Lender Trustee pursuant to Section 2(d)(iii)(D) or 2(d)(iv)(D), the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Interest Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (iv)(A) through (iv)(C) above, and to distribute such amount to the order of the Eligible Lender Trustee, in the same order and priority as is set forth in Section 2(d)(iii) or 2(d)(iv) on such Interest Payment Date.

               (E) In the event that the Noteholders' Principal Distribution Amount for a Distribution Date exceeds the amount distributed to Noteholders pursuant to Section 2(d)(iv)(E) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (iv)(A) through (iv)(D) above, and to distribute such amount to the Noteholders entitled thereto, in the same order and priority as is set forth in Section 2(d)(iv)(E) on such Distribution Date.

               (F) In the event that the Certificateholders' Principal Distribution Amount for a Distribution Date exceeds the amount distributed to the Eligible Lender Trustee pursuant to Section 2(d)(iv)(F) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (iv)(A) through (iv)(E) above, and to distribute such amount to the order of the Eligible Lender Trustee on such Distribution Date.

          (f)  Pre-Funding Account.  (i)  On the Closing Date, the Eligible
               -------------------
Lender Trustee will deposit in the Pre-Funding Account $_____________ from the net proceeds of the sale of the Notes and the Certificates. During the Funding Period, the Administrator shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account, in each case to the extent of the funds on deposit therein (x) on each Transfer Date, an amount equal to 10_% of the principal balance of, plus, to the extent capitalized or to be capitalized, accrued interest on, the Additional Student Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of the Loan Sale Agreement with respect to such transfer and (y) on each Determination Date, to deposit into the Collection Account an amount equal to the Capitalized Interest Amount for the preceding Student Loan Rate Accrual Period.

          (ii) If (x) the Pre-Funded Amount has not been reduced to zero on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period) or (y) the Pre-Funded Amount has been reduced to $100,000 or less on any Distribution Date, in either case after giving effect to any reductions in the Pre-Funded Amount on such Distribution Date pursuant to
Section 2(f)(i) above, the Administrator shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on such Distribution Date an amount equal to the Pre-Funded Amount and to distribute such amount to Noteholders as a payment of principal in the same manner as the Noteholders' Principal Distribution Amount is distributed.

          (g)  Statements to Certificateholders and Noteholders.   On each
               ------------------------------------------------
Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of record and to the Eligible Lender Trustee for the Eligible Lender Trustee to forward on such succeeding Distribution Date to each Certificateholder of record a statement substantially in the form of Exhibits B and C, respectively, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

               (i) the amount of such distribution allocable to principal of the Class A-1 Notes;

               (ii) the amount of such distribution allocable to principal of the Class A-2 Notes;

               (iii) the amount of the distribution allocable to interest on such Distribution Date and on each Interest Payment Date following the immediately preceding Distribution Date of the Class A-1 Notes;

               (iv) the amount of the distribution allocable to interest on such Distribution Date and on each Interest Payment Date following the immediately preceding Distribution Date of the Class A-2 Notes;

               (v) the amount of such distribution allocable to principal of the Certificates;

               (vi) the amount of the distribution allocable to interest on such Distribution Date and on each Interest Payment Date following the immediately preceding Distribution Date of the Certificates;

               (vii) the amount, if any, of such distribution allocable to any Noteholders' Interest LIBOR Carryover and any Certificateholders' Interest LIBOR Carryover, together with any remaining outstanding amount of each thereof;

               (viii) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clauses (i), (ii) and (v) above;

               (ix) the aggregate outstanding principal balance of the Class A-1 Notes, the Class A-1 Note Pool Factor, the aggregate outstanding principal balance of the Class A-2 Notes, the Class A-2 Note Pool Factor, the Certificate

     Balance and the Certificate Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses
     (i), (ii) and (v) above;

               (x) the Class A-1 Rate, the Class A-2 Rate and the Certificate Rate applicable with respect to each distribution referred to in clauses
     (iii), (iv) and (vi) above, indicating whether such interest rate was calculated based on the Student Loan Rate or based on LIBOR, and specifying what each such interest would have been using the alternate basis for such calculation;

               (xi) the amount of the Servicing Fee paid to the Master Servicer on such Distribution Date and on each Interest Payment Date following the immediately preceding Distribution Date;

               (xii) the amount of the Administration Fee paid to the Administrator on such Distribution Date and on each Interest Payment Date following the immediately preceding Distribution Date;

               (xiii) the amount of the aggregate Realized Losses, if any, for such Collection Period and the balance of Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

               (xiv) the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Distribution Date and indicating whether on such Distribution Date or any Interest Payment Date since the preceding Distribution Date any withdrawal was made therefrom pursuant to Section 2(e)(iv), the amount of each such withdrawal and the purpose(s) pursuant to Section 2(e)(iv) for each such withdrawal;

               (xv) for Distribution Dates during the Funding Period, the remaining Pre-Funded Amount after giving effect to changes therein on such Distribution Date;

               (xvi) for the Distribution Date on or immediately following the end of the Funding Period, the amount of any remaining Pre-Funded Amount that has not been used to make Additional Fundings;

               (xvii) the principal balance and number of Additional Student Loans conveyed to the Issuer during the related Collection Period; and

               (xviii) the number and principal balance of Financed Student Loans as of the end of the related Collection Period, that are (A) In-School, (B) Grace, Repayment, Deferral, or Forbearance and (C) Consolidation Loans as of the end of the related Collection Period.

Each amount set forth pursuant to clauses (i), (ii), (iii), (iv), (v) and (vi) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable. A copy of the statements referred to above may be obtained by any Certificate Owner or Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

          (h) Non-Ministerial Matters.  With respect to matters that in the
              -----------------------
reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee of the proposed action and the Eligible Lender Trustee shall have consented to it. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

          (i)  the amendment of or any supplement to the Indenture;

          (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

          (iii) the amendment, change or modification of the Related Agreements;

          (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Master Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

          (v)   the removal of the Indenture Trustee.

          (i)  Incentive Loans and Incentive Deposits.  The Master Servicer may
               --------------------------------------
establish the terms of, terminate or change the terms of any Incentive Program with respect to a Financed Student Loan in accordance with the terms of such program, provided such termination or change is not prohibited by the

Higher Education Act, upon notice to the Eligible Lender Trustee and the Indenture Trustee. Until the effective date of any termination, the [Administrator] shall be required to deposit into the Collection Account the Incentive Deposit with respect to such Incentive Financed Student Loan as provided below. In the event that the Administrator fails to make such deposit, the terms of such Incentive Program shall be such that the Borrower shall be obligated to make such payment and such Incentive Program shall terminate as to the related loan.

          The Administrator shall deposit or cause to be deposited into the Collection Account no later than the Determination Date succeeding each Collection Period the aggregate Incentive Deposits with respect to Incentive Financed Student Loans in the Trust as of the last day of such Collection Period. Such deposits shall be considered deposits in respect of interest on such Incentive Financed Student Loans for all purposes of the Basic Documents and shall be deemed to have been deposited into the Collection Account for all such purposes as of such last date of such Collection Period.

          (j)  Administrator Deposit Condition.  During each Monthly Collection
               -------------------------------
Period during which an Administrator Deposit Condition shall exist, notwithstanding any other provision of this Agreement or the other Basic Documents, all amounts required to be deposited into the Collection Account pursuant to Section 4.01 of the Master Servicing Agreement shall at the time of such required deposit instead be remitted to the account of the Administrator. So long as an Administrator Deposit Condition shall exist, the Administrator shall be required to deposit all amounts so remitted to it during any Monthly Collection Period into the Collection Account no later than the Business Day prior to the next succeeding Interest Payment Date and prior to such deposit such amounts may be invested by the Administrator at its own risk and for its own benefit (with any losses on such amounts remitted to it to be paid into the Collection Account by the Administrator out of its own funds) and may be commingled by the Administrator with its own funds and for all purposes of the Basic Documents other than the administration of such funds as provided for above such amounts shall be deemed to be on deposit in the Collection Account at the time they are so held by the Administrator.


          3.   Annual Statement as to Compliance.  (a)  The Administrator
               ---------------------------------
shall deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee, on or before __________ 31 of each year beginning __________ 31, 199_, an Officers' Certificate of the Administrator dated as of ____________ of such year, stating that (i) a review of the activities of the Administrator during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to _______________, 199__) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Administrator has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officer's Certificate and each report referred to in Section 4 to the Rating Agencies. A copy of such Officer's Certificate and each report referred to in
Section 4 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee (to be confirmed in writing), the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

          (b) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer, and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 12.

          4.   Annual Independent Certified Public Accountants' Report.  The
               -------------------------------------------------------
Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Administrator, to deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee on or before ____________ 31 of each year beginning ___________ 31, 199_, a report addressed to the Administrator and to the Seller, the Eligible Lender Trustee and the Indenture Trustee (which report may be combined with other reports required to be delivered by such accountants to the Administrator, the Eligible Lender Trustee and the Indenture Trustee under the Related Agreements), to the effect that such firm has examined certain documents and records relating to the administration of the Financed Student Loans and of the Trust during the preceding fiscal year ended ________________ (or, in the case of the first such report, during the period from the Closing Date to ____________, 199__) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of this Agreement, including the provisions of the Higher Education Act, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report. The Indenture Trustee shall send a copy of each such report to the Rating Agencies.

          Such report will also indicate that the firm is independent of the Administrator within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          5.   Administrator Expenses.  The Administrator shall be required
               ----------------------
to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Administrator and expenses incurred in connection with distributions and reports to the Certificateholders and the Noteholders, as the case may be.

          6.   Records.  The Administrator shall maintain appropriate books
               -------
of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours upon reasonable request.

          7.   Compensation.  As compensation for the performance of the
               ------------
Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to the Administration Fee payable monthly in arrears on each Interest Payment Date which shall be solely an obligation of the Issuer and payable solely as provided herein.

          8.   Additional Information To Be Furnished to the Issuer.
               ----------------------------------------------------
Subject to Section 31 hereof, the Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

          9.   Independence of the Administrator.  For all purposes of this
               ---------------------------------
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

          10.  No Joint Venture.  Nothing contained in this Agreement (i) shall
               ----------------
constitute the Administrator and either of the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          11.  Other Activities of Administrator.  Nothing herein shall
               ---------------------------------
prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

          12.  Administrator Default.  If any one of the following events (an
               ---------------------
"Administrator Default") shall occur and be continuing:

          (a) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

          (b) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement or any Related Agreements, which failure shall
     (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continues unremedied for a period of 60 days (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such failure, if the Indenture Trustee and the Eligible Lender Trustee reasonably believe such failure is susceptible to cure within such longer period) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by either the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

          (c)  an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the Noteholders evidencing not less than 75% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 24 hereof) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 13; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees and expenses) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

          13.  Appointment of Successor.  (a)  Upon receipt by the
               ------------------------
Administrator of notice of termination pursuant to Section 12, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termina tion, until receipt of such notice and, in the case of resigna tion, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and
(y) the date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination hereunder of the Administrator, the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee and the successor Administrator shall accept its appoint ment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwith standing the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator under this Agreement and the Administration Agreement.

          (b) Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator) shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administra tion Fee unless such compensation arrangements will not result in a downgrading of the Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

          (c) The Administrator may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the Related Agreements, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto, shall be entitled to resign to the extent a qualified successor Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the Related Agreements.

          14.  Notification to Noteholders and Certificate holders.  Upon any
               ---------------------------------------------------
termination of, or appointment of a successor to, the Administrator pursuant to
Section 12 or 13, the Eligible Lender Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies

(which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

          15.  Waiver of Past Defaults.  The Noteholders of Notes evidencing not
               -----------------------
less than a majority of the Outstanding Amount of the Notes (or the Certificateholders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Administrator in the performance of its obligations here under and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

          16.  Notices.  Any notice, report or other communica tion given
               -------
hereunder shall be in writing (or in the form of facsimile notice, followed by written notice) and addressed as follows:

          (a) if to the Issuer, to

               Signet Student Loan Trust 1996-A
               c/o First Chicago Delaware Inc., Trustee
               300 King Street
               Wilmington, Delaware 19801


               with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee

          (b)  if to the Eligible Lender Trustee, to


               The First National Bank of Chicago
               One First National Plaza
               Suite 0126
               Chicago, Illinois 60610
               Attention: Corporate Trust Administration
               Telephone:  (312) 407-1892
               Facsimile:  (312) 407-1708

          (c)  if to the Administrator, to

               Signet Bank
               7 North 8th Street
               Richmond, Virginia 23219
               Attention: Treasurer
               Telephone:  (804) 771-7060
               Telecopy:  (804) 771-7936

          (d)  if to the Indenture Trustee, to

               The Bank of New York
               _______________________
               _______________________
               Attention:  ___________
               Telephone:  ___________
               Facsimile:  ___________

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

          17.  Amendments.  This Agreement may be amended from time to time by a
               ----------
written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Eligible Lender Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders or in connection with a transaction described in Section 25 hereof; provided that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Eligible Lender Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Eligible Lender Trustee, the Noteholders of at least a majority in the Outstanding Amount of the Notes and the Certificateholders of at least a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase
                    --------  -------
or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Student Loans or distributions that are required to be made for the benefit of the Noteholders or

Certificateholders or (ii) reduce the aforesaid percentage of the Noteholders and the Certificateholders which are required to consent to any such amendment, without the consent of all Outstanding Noteholders and Certificateholders. Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

          18.  Assignment.  Notwithstanding anything to the contrary contained
               ----------
herein, except as provided in Section 13 or 25 of this Agreement concerning the resignation of the Administrator, this Agreement may not be assigned by the Administrator.

          19.  Governing Law.  This Agreement shall be construed in
               -------------
accordance with the laws of the Commonwealth of Virginia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          20.  Headings.  The section headings hereof have been inserted for
               --------
convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          21.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which when so executed shall together constitute but one and the same agreement.

          22.  Severability.  Any provision of this Agreement that is prohibited
               ------------
or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          23.  Not Applicable to Signet Bank in Other Capacities.  Nothing in
               -------------------------------------------------
this Agreement shall affect any obligation Signet Bank may have in any other capacity under the Related Agreements.

          24.  Liability of Administrator; Indemnities.  The Administrator shall
               ---------------------------------------
be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

          The Administrator shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer and any Subservicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

          The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.07 of the Indenture.

          For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 25) as Administrator pursuant to Section 12 or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 13.

          Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Agreement and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

          25.  Merger or Consolidation of, or Assumption of the Obligations
               ------------------------------------------------------------
of, Administrator.  The Administrator hereby agrees that, upon (a) any merger or
-----------------
consolidation of the Administrator into another Person, (b) any merger or consolidation to which the Administrator shall be a party resulting in the creation of another Person, (c) any Person succeeding to the properties and assets of the Administrator substantially as a whole or (d) the other transfer by the Administrator to any Person of the Administrator's student lending business substantially as a whole, the Administrator shall (i) cause such Person (if other than the Administrator) to execute an agreement of assumption to perform every obligation of the Administrator hereunder, (ii) deliver to the Eligible Lender Trustee and Indenture Trustee an

Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Rating Agency Condition to be satisfied or, in the case of a transfer pursuant to clause (d) to a Person that is a Non-Code Entity, deliver notice of such transfer and assumption to each Rating Agency, and (iv) cure any existing Administrator Default or any continuing event which, after notice or lapse of time or both, would become an Administrator Default. Upon compliance with the foregoing requirements, such Person shall be the successor to the Administrator under this Agreement without further act on the part of any of the parties to this Agreement. Notwithstanding anything herein to the contrary, compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of any of the transactions referred to in clause (a), (b) or (c) above.

          26.  Limitation on Liability of Administrator and Others.  Neither the
               ---------------------------------------------------
Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, the Indenture Trustee or the Eligible Lender Trustee, the Master Servicer or the Paying Agent(s) except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the
                    --------  -------
Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the
                                        --------  -------
Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the Related Agreements and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

          27.  Signet Bank Not to Resign as Administrator.  Subject to the
               ------------------------------------------
provisions of Section 25, Signet Bank shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Signet Bank or its properties. Notice of any such determination permitting the resignation of Signet Bank shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrent ly with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obliga tions of Signet Bank in accordance with Section 13.

          28.  Limitation of Liability of Eligible Lender Trustee and
               ------------------------------------------------------
Indenture Trustee.  (a)  Notwithstanding anything contained herein to the
-----------------
contrary, this instrument has been countersigned by The First National Bank of Chicago not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall The First National Bank of Chicago in its individual capacity or any Owner of the Issuer have any liability for the representations, warranties, covenants, agree ments or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer thereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          29.  Insolvency of Company.  (a)  Upon any sale of the assets of the
               ---------------------
Trust pursuant to Section 9.02 of the Trust Agree ment, the Indenture Trustee shall deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on, or, if such proceeds are not so deposited on a Distribution Date, on the first Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the Administrator shall instruct the Indenture Trustee to make the following distributions (after the application on such Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 2(d) and 2(e)) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

               (i) to the Noteholders, any portion of the Noteholders' Interest Distribution Amount not otherwise distributed to the Noteholders on such Distribution Date;

               (ii) to the Certificateholders, any portion of the Certificateholders' Interest Distribution Amount not otherwise distributed to the Certificateholders on such Distribution Date;

               (iii) to the Noteholders, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the distributions to Noteholders on such Distribution Date and on prior Distribution Dates), pro rata based on such outstanding principal balance;

               (iv) to the Certificateholders, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the distributions to Certificateholders on such Distribution Date);

               (v) to the Noteholders, any unpaid Noteholders' Interest LIBOR Carryover not otherwise distributed to the Noteholders on such Distribution Date; and

               (vi) to the Certificateholders, any unpaid Certificateholders' Interest LIBOR Carryover not otherwise distributed to the Certificateholders on such Distribution Date.

Any investments on deposit in the Reserve Account which will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Distribution Date. Any Insolvency

Proceeds remaining after the deposits described above shall be paid 99% to the Seller and 1% to the Company.

          (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

          30.  Third-Party Beneficiaries.  The Eligible Lender Trustee is a
               -------------------------
third party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

          31.  Confidentiality.  (a) The Indenture Trustee and its agents,
               ---------------
representatives or employees shall at all times maintain the confidentiality of all Confidential Information and shall not, without the prior written consent of the Administrator, disclose to third parties (including Noteholders or Certificateholders) or use such information, in any manner whatsoever, in whole or in part, except as expressly permitted under this Agreement or as required to fulfill an obligation of the Indenture Trustee under this Agreement, in which case such Confidential Information shall be revealed only to the extent required for the purpose of fulfilling an obligation of the required for the purpose of fulfilling an obligation of the Indenture Trustee under this Agreement. Notwithstanding the above, Confidential Information may be disclosed to the extent required by law or legal process, provided that the Indenture Trustee gives prompt written notice to the Administrator of the nature and scope of such disclosure.

          (b) Notwithstanding anything in this Agreement to the contrary, the Administrator shall not be obligated to disclose to any Person (i) any information regarding Obligors, the disclosure of which is prohibited by applicable law, or (ii) any information relating to the strategic plans or opportunities of its student lending business.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                           SIGNET STUDENT LOAN TRUST 1996-A,

                                             by THE FIRST NATIONAL BANK OF
                                             CHICAGO, not in its individual
                                             capacity but solely as Eligible
                                             Lender Trustee,

                                               by
                                                  ______________________________
                                                  Name:
                                                  Title:

                                             THE BANK OF NEW YORK, not in its
                                             individual capacity but solely as
                                             Indenture Trustee,

                                               by
                                                  ______________________________
                                                  Name:
                                                  Title:

                                           SIGNET BANK,
                                           as Administrator,

                                               by
                                                  ______________________________
                                                  Name:
                                                  Title:

                                                                EXHIBIT A TO THE
                                                        ADMINISTRATION AGREEMENT



                               POWER OF ATTORNEY

STATE OF NEW YORK )
                  )  ss.:
COUNTY OF NEW YORK)

     KNOW ALL MEN BY THESE PRESENTS, that The First National Bank of Chicago, a national bank, not in its individual capacity but solely as eligible lender trustee ("Eligible Lender Trustee") for the Signet Student Loan Trust 1996-A (the "Trust"), does hereby make, constitute and appoint Signet Bank, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Agents and Attorneys-in-Fact to execute on behalf of Eligible Lender Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of Eligible Lender Trustee or the Trust to prepare, file or deliver pursuant to the Related Agreements (as defined in the Administration Agreement) or pursuant to Section 5.05(a), (b), (c) or (d) of the Trust Agreement (as defined in the Administration Agreement), including without limitation, to appear for and represent Eligible Lender Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Eligible Lender Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement dated as of [
], 1996, among the Trust, Signet Bank, as Administrator, and The Bank of New York, as Indenture Trustee, as such may be amended from time to time.

     All powers of attorney for this purpose heretofore filed or executed by Eligible Lender Trustee are hereby revoked.

     EXECUTED as of the first day of [       ], 1996.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              not in its individual capacity but
                              solely as Eligible Lender Trustee

                                    by__________________________
                                      Name:
                                      Title:


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

          Before me, the undersigned authority, on this day personally appeared
[      ] known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that such person signed the same for the purposes and considerations therein expressed.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this [   ] day
of [               ], 1996.

                                                  ______________________________
                                                  Notary Public in and for the
                                                  State of New York

                                                  ______________________________
                                                  Printed Name of Notary Public

                                                  Commission Expires____________

                                                                       EXHIBIT B
                                                                          TO THE
                                                        ADMINISTRATION AGREEMENT

Form of Noteholders' Statement
pursuant to Section 2(g) of
Administration Agreement
(capitalized terms used herein
are defined in Appendix A thereto)

Distribution Date:

      (i)     Amount of principal being paid or distributed:

              (a)  Class A-1 Notes:__________       ($_______ per $1,000
                                                    original principal
                                                    amount of Class A-1
                                                    Notes)

              (b)  Class A-2 Notes:__________       ($_______ per $1,000
                                                    original principal
                                                    amount of Class A-2
                                                    Notes)

Distribution Date and last two Interest Payment Dates:

      (ii)    Amount of interest being paid or distributed:

              (a)  Class A-1 Notes:__________       ($_______ per $1,000
                                                    original principal
                                                    amount of Class A-1
                                                    Notes)

              (b)  Class A-2 Notes:__________       ($_______ per $1,000
                                                    original principal
                                                    amount of Class A-2
                                                    Notes)

Distribution Date:

      (iii) Amount of Noteholders' Interest LIBOR Carryover being paid or distributed (if any) and amount remaining (if any):

              (a)  Class A-1 Notes:

                   (1)  Distributed:__________      ($_______ per $1,000
                                                    original principal
                                                    amount of Class A-1
                                                    Notes)

                   (2)  Balance:______________      ($_______ per $1,000
                                                    original) principal
                                                    amount of Class A-1
                                                    Notes)

              (b)  Class A-2 Notes:

                   (1)  Distributed:__________      ($_______ per $1,000
                                                    original principal
                                                    amount of Class A-2
                                                    Notes)

                   (2)  Balance:______________      ($_______ per $1,000
                                                    original principal
                                                    amount of Class A-2
                                                    Notes)

      (iv)    Pool Balance at end of related Collection Period: __________

      (v)     After giving effect to distributions on this Distribution Date:

              (a)  (1)  outstanding principal amount of Class A-1
                        Notes:__________
                   (2)  Class A-1 Note Pool Factor:__________


              (b)  (1)  outstanding principal amount of Class A-2
                        Notes:__________
                   (2)  Class A-2 Note Pool Factor:__________


              (c)  (1)  Certificate Balance:_________________
                   (2) Certificate Pool Factor:______________

      (vi)    Applicable Interest Rate:

              (a)  In general:

                   (1) LIBOR for each of the Interest Payment Dates since the previous Distribution Date was _____%, _____% and _____%; and
                   (2)  the Student Loan Rate was _____%.


              (b)  Class A-1 Rate:_____%   (based on [LIBOR]
                                           [Student Loan Rate])

              (c)  Class A-2 Rate:_____%   (based on [LIBOR]
                                           [Student Loan Rate])

      (vii) Amount of Servicing Fee for related Collection Period: __________ ($________ per $1,000 original principal amount of Notes)

      (viii)  Amount of Administration Fee for related Collection
              Period:__________ ($_______ per $1,000 original principal amount of Notes)

      (ix) Aggregate amount of Realized Losses (if any) for the related Collection Period:__________

      (x)     Financed Student Loans delinquent at end of related Collection
              Period: __________; number of delinquent loans: ________; aggregate unpaid principal balance of delinquent loans:__________

      (xi)    Withdrawal from Reserve Account on related Distribution Date:_____

      (xii)   Withdrawal from Pre-Funding Account during related Collection
              Period: __________

      (xiii) Amount in the Reserve Account (after giving effect to (xi)):__________

      (xiv) Amount in the Pre-Funding Account (after giving effect to (xii)):__________

      (xv) Additional Student Loans: _______ loans with aggregate principal balance of $_______ were acquired during the related Collection Period; withdrawal from Pre-funding Account to fund the purchase of Additional Student Loans during the related Collection Period:
              $________________.

                                                                       EXHIBIT C
                                                                          TO THE
                                                        ADMINISTRATION AGREEMENT

Form of Certificateholders' Statement pursuant to Section 2(xvi) of Administration Agreement (capitalized terms used herein are defined in Appendix A thereto)

          Distribution Date:__________

      (i)     Amount of principal being paid or distributed in respect of the
              Certificates:__________               ($________ per $1,000
                                                    original principal
                                                    amount of Certificates)/1/

      (ii) Amount of interest being paid or distributed in respect of the Certificates on this Distribution Date and each of last two
              Interest Payment Dates:__________     ($______ per $1,000
                                                    original
                                                    principal
                                                    amount of
                                                    Certificates)

      (iii) Amount of Certificateholders' Interest LIBOR Carryover being paid or distributed (if any) and amount remaining (if any):

                   (1) Distributed:__________           ($_______ per $1,000
                                                        original principal
                                                        amount of
                                                        Certificates)

                   (2) Balance:__________               ($ ______ per $1,000
                                                        original principal
                                                        amount of
                                                        Certificates)

      (iv)    Pool Balance at end of related Collection Period: __________

      (v)     After giving effect to distributions on this Distribution Date:

_________________

/1/   Only after the Notes have been paid in full.

              (a)  (1)  outstanding principal amount of Class A-1
                        Notes:__________
                   (2)  Class A-1 Note Pool Factor:__________

              (b)  (1)  outstanding principal amount of Class A-2
                        Notes:__________
                   (2)  Class A-2 Note Pool Factor:__________

              (c)  (1)  Certificate Balance:__________
                   (2)  Certificate Pool Factor:__________

      (vi)    Applicable Interest Rate:

              (a)  In general:

                   (1) LIBOR for each of the three Interest Payment Dates since the previous Distribution Date was _____%, _____% and _____%; and
                   (2)  the Student Loan Rate was _____%.

              (b)  Certificate Rate:_____%        (based on [LIBOR]
                                                  [Student Loan Rate])

      (vii)   Amount of Servicing Fee for related Monthly Collection Period:
              __________ ($_______ per $1,000 original principal amount of Certificates)

      (viii) Amount of Administration Fee for related Monthly Collection Period:__________ ($_______ per $1,000 original principal amount of Certificates)

      (ix) Aggregate amount of Realized Losses (if any) for the related Collection Period:__________

      (x)     Financed Student Loans delinquent at end of related Collection
              Period: __________; number of delinquent loans: ________; aggregate unpaid principal balance of delinquent loans:
              ___________________

      (xi)    Withdrawal from Reserve Account on related Distribution Date:
              _______________

      (xii) Withdrawal from Pre-Funding Account during related Monthly Collection Period: __________

      (xiii) Amount in the Reserve Account (after giving effect to (xi)):__________

      (xiv) Additional Student Loans: _______ loans with aggregate principal balance of $_______ were originated during the related Collection Period; withdrawal from Pre-funding Account to fund the purchase of Additional Student Loans during the related Collection Period: $______.

                                                                       B&W Draft
                                                                        12/10/96

                                                               APPENDIX A TO THE
                                                        ADMINISTRATION AGREEMENT


                             DEFINITIONS AND USAGE

                                     Usage
                                     -----

          The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

          (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

          (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

          (c) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

          (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument, statute, rule, regulation or interpretation defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement, instrument, statute, rule, regulation or interpretation as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                  Definitions
                                  -----------

          "Act" has the meaning specified in Section 11.03(a) of the Indenture.
           ---

          "Additional Fundings" means any withdrawals from the Pre-Funding
           -------------------
Account for any of the purposes set forth in Section 2(f) of the Administration Agreement.

          "Additional Student Loans" means the Serial Loans originated or
           ------------------------
acquired by the Seller to a Borrower who has one or more existing loans that are Financed Student Loans and are transferred or to be transferred to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.2 of the Loan Sale Agreement, each of which shall be identified on Schedule A to the related Transfer Agreement.

          "Administration Agreement" means the Administration Agreement dated as
           ------------------------
of [       ], 1996, among the Issuer, the Administrator and the Indenture
Trustee.

          "Administration Fee" means, with respect to each Interest Payment
           ------------------
Date, an amount equal to one-twelfth of the product of (i) [ ]% and (ii) the sum of the Pool Balance and the Pre-Funded Amount as of the close of business on the last day of the calendar month immediately preceding such Interest Payment Date.

          "Administrator" means Signet, in its capacity as administrator of the
           -------------
Issuer and the Financed Student Loans.

          "Administrator Default" shall have the meaning set forth in Section 12
           ---------------------
of the Administration Agreement.

          "Administrator Deposit Condition" means that, with respect to any
           -------------------------------
Monthly Collection Period, each of the following conditions shall be satisfied throughout such period: (i) Signet shall continue to be the Administrator; (ii) no Administrator Default shall have occurred and be continuing; and (iii) each Rating Agency shall have previously affirmed in writing that the administering of collections on the Financed Student Loans as provided in Section 2(j) of the Administration Agreement shall not result in the withdrawal or downgrading of any of the initial ratings of the Notes or Certificates and no Rating Agency shall have given written notice to the contrary or if any Rating Agency shall have set forth any conditions for so administering such collections that are not otherwise provided for in the Administrator's duties such conditions shall have been added to the Administrator's duties pursuant to an amendment of the Administration Agreement.

          "Administrator's Certificate" means an Officers' Certificate of the
           ---------------------------
Administrator delivered pursuant to Section 2(g) of the Administration Agreement, substantially in the form of Exhibit B or C thereto.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authorized Officer" means (i) with respect to the Issuer, any officer
           ------------------
of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (ii) with respect to the Seller, the Master Servicer and the Administrator, any officer of the Seller, the Master Servicer or the Administrator, respectively, who is authorized to act for the Seller, the Master Servicer or the Administrator, respectively, in matters relating to itself or to the Issuer and to be acted upon by the Seller, the Master Servicer or the Administrator, respectively, pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Seller, the Master Servicer and the Administrator, respectively, to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Available Funds" means, with respect to a Distribution Date and the
           ---------------
related Collection Period, the sum of the amounts specified in clauses (i)-(vii) of the definition of Monthly Available Funds for each of the three Monthly Collection Periods included in such Collection Period; provided, however, that if with respect to any Distribution Date there would not be sufficient funds, after application of Available Funds (as defined above) and amounts available from the Reserve Account, to pay any of the items specified in clauses (iv)(A) through (iv)(F) of Section 2(d) of the Administration Agreement, then Available Funds for such Distribution Date will include, in addition to the Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Distribution Date which would have constituted Available Funds for the Distribution Date succeeding such Distribution Date up to the amount necessary to pay such items, and the Available Funds for such succeeding Distribution Date will be adjusted accordingly; and provided, further, that Available Funds will
                                  --------  -------
exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period; (B) except as expressly included in clause (iv) of the definition of Monthly Available Funds, amounts released from the Pre-Funding Account; (C) any Monthly Rebate Fees paid during the related Collection Period by or on behalf of the Trust; (D) after the Funding Period, any expenditure of the Net Principal Cash Flow Amount used to fund the purchase by the Issuer of Additional Student Loans; and (E) the Servicing Fee and all overdue Servicing Fees, the Administration Fee and all overdue Administration Fees, the Noteholders' Interest Distribution Amount and the Certificateholders' Interest Distribution Amount paid on each Interest Payment Date that is not a Distribution Date during the related Collection Period.

          "Basic Documents" means the Trust Agreement, the Indenture, the Loan
           ---------------
Sale Agreement, the Master Servicing Agreement, the Administration Agreement, the Certificate Depository Agreement, the Note Depository Agreement, the Guarantee Agreements and other documents and certificates delivered in connection with any thereof.

          "Benefit Plan" has the meaning specified in Section 3.04 of the Trust
           ------------
Agreement.

          "BIF" means the Bank Insurance Fund, as from time to time constituted,
           ---
created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

          "Book-Entry Certificate" means a beneficial interest in the
           ----------------------
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

          "Book-Entry Note" means a beneficial interest in the Notes, ownership
           ---------------
and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

          "Borrower" means an individual who is the maker of a Borrower Note and
           --------
who obtains a Student Loan from an "eligible lender" in accordance with the Higher Education Act and the policies and procedures of the Guarantor.

          "Borrower Note" means a promissory note of a Borrower for a Student
           -------------
Loan set forth on the appropriate form furnished by the Guarantor which Borrower Note meets the criteria set forth by the Higher Education Act and the policies and procedures of the Guarantor.

          "Business Day" means any day other than a Saturday, a Sunday or a day
           ------------
on which banking institutions or trust companies in the States of Illinois, New York or Maryland or the Commonwealth of Virginia are authorized or obligated by law, regulation or executive order to remain closed.

          "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware
           ----------------------
Code, 12 Del. Code (S) 3801 et seq., as the same may be amended from time to
         ---------          -------
time.

          "Capitalized Interest Amount" means for any Monthly Collection Period
           ---------------------------
or other period of determination, the amount of interest that accrued on the Financed Student Loans during such period but was not then payable and that has been or will, pursuant to the terms of such Financed Student Loans, be capitalized and added to the principal balances of such loans.

          "Certificate" means a certificate evidencing the beneficial interest
           -----------
of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

          "Certificate Balance" equals, initially, the Initial Certificate
           -------------------
Balance and, thereafter, equals the Initial Certificate Balance reduced by all amounts previously distributed to Certificateholders in respect of principal pursuant to Sections 2(d)(iv)(F) and 2(e)(iv)(F) of the Administration Agreement.

          "Certificate of Trust" means the Certificate of Trust in the form of
           --------------------
Exhibit C to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          "Certificate Depository Agreement" means the agreement dated as of the
           --------------------------------
Closing Date among the Trust, the Eligible Lender Trustee, the Administrator, and The Depository Trust Company, as the initial Clearing Agency, substantially in the form of Exhibit B to the Trust Agreement.

          "Certificate Owner" or "Owner" means, with respect to a Book-Entry
           -----------------      -----
Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Certificate Paying Agent" means any paying agent or co-paying agent
           ------------------------
appointed pursuant to Section 3.09 of the Trust Agreement, which shall initially be Signet Trust Company.

          "Certificate Pool Factor" as of the close of business on a
           -----------------------
Distribution Date means a seven-digit decimal figure equal to the Certificate Balance divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

          "Certificate Rate" means, with respect to any Interest Period, the
           ----------------
interest rate per annum (computed on the basis of the actual number of days elapsed in such Interest Period over a year of 360 days) equal to the lesser of
(i) LIBOR for the related LIBOR Reset Period plus [ ]% and (ii) the Student Loan Rate for such Interest Period.

          "Certificate Register" and "Certificate Registrar" means the register
           --------------------       ---------------------
mentioned and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

          "Certificateholder" or "Holder" means a Person in whose name a
           -----------------      ------
Certificate is registered in the Certificate Register.

          "Certificateholders' Distribution Amount" means, with respect to any
           ---------------------------------------
Distribution Date, the Certificateholders' Interest Distribution Amount for such Distribution Date plus, for each Distribution Date on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Distribution Date.

          "Certificateholders' Interest Carryover Shortfall" means, with respect
           ------------------------------------------------
to any Interest Payment Date, the excess of (i) the Certificateholders' Interest Distribution Amount on the preceding Interest Payment Date over (ii) the amount of interest actually distributed to the Certificateholders on such preceding Interest Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the Certificate Rate from such preceding Interest Payment Date to the current Interest Payment Date.

          "Certificateholders' Interest Distribution Amount" means, with respect
           ------------------------------------------------
to any Interest Payment Date, the sum of (i) the amount of interest accrued at the Certificate Rate for the related Interest Period on the outstanding Certificate

Balance on the immediately preceding Distribution Date, after giving effect to all distributions of principal to Certificateholders on such Distribution Date (or, in the case of the first three Interest Payment Dates, on the Closing Date) and (ii) the Certificateholders' Interest Carryover Shortfall for such Interest Payment Date; provided, however, that the Certificateholders' Interest
              --------  -------
Distribution Amount will not include any Certificateholders' Interest LIBOR Carryover.

          "Certificateholders' Interest LIBOR Carryover" means, with respect to
           --------------------------------------------
each Distribution Date, and with respect to each Interest Period, if any, since the preceding Distribution Date as to which the Certificate Rate for such Interest Period was based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Certificates that would have accrued in respect of each related Interest Period had interest been calculated based on LIBOR over (b) the amount of interest on the Certificates actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on LIBOR); provided, however, that, on the Final Maturity
                                 --------  -------
Date, the Certificateholders' Interest LIBOR Carryover will be equal to the lesser of (i) the Certificateholders' Interest LIBOR Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Certificateholders on such date pursuant to the Administration Agreement.

          "Certificateholders' Principal Carryover Shortfall" means, as of the
           -------------------------------------------------
close of any Distribution Date on or after which the Notes have been paid in full, the excess of (i) the Certificateholders' Principal Distribution Amount on such Distribution Date over (ii) the amount of principal actually distributed to the Certificateholders on such Distribution Date.

          "Certificateholders' Principal Distribution Amount" means, on each
           -------------------------------------------------
Distribution Date on and after which the principal balance of the Notes has been paid in full, the sum of (a) the Principal Distribution Amount for such Distribution Date (or, in the case of the Distribution Date on which the principal balance of the Notes is paid in full, any remaining Principal Distribution Amount not otherwise distributed to Noteholders on such Distribution Date) and (b) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the
                                                    --------  -------
Certificateholders' Principal Distribution Amount will in no event exceed the Certificate Balance. In addition, on the Final Maturity Date, the principal required to be distributed to the Certificateholders will include the amount required to reduce the outstanding principal balance of the Certificates to zero.

          "Class A-1 Final Maturity Date" means the [   ] 199_ Distribution
           -----------------------------
Date.

          "Class A-1 Note" means a Floating Rate Class A-1 Asset Backed Note
           --------------
issued pursuant to the Indenture, substantially in the form of Exhibit A thereto.

          "Class A-1 Note Pool Factor" as of the close of business on a
           --------------------------
Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of the Class A-1 Notes divided by the original outstanding principal balance of the Class A-1 Notes. The Class A-1 Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-1 Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Class A-1 Notes.

          "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note
           --------------------
is registered in the Note Register.

          "Class A-1 Rate" means, with respect to any Interest Period, the
           --------------
interest rate per annum (computed on the basis of the actual number of days in such Interest Period over a year of 360 days) equal to the lesser of (i) LIBOR for the related LIBOR Reset Period plus [ ]% and (ii) the Student Loan Rate for such Interest Period.

          "Class A-2 Final Maturity Date" means the [   ] 20__ Distribution
           -----------------------------
Date.

          "Class A-2 Note" means a Floating Rate Class A-2 Asset Backed Note
           --------------
issued pursuant to the Indenture, substantially in the form of Exhibit B thereto.

          "Class A-2 Note Pool Factor" as of the close of business on a
           --------------------------
Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of the Class A-2 Notes divided by the original outstanding principal balance of the Class A-2 Notes. The Class A-2 Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter the Class A-2 Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Class A-2 Notes.

          "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note
           --------------------
is registered in the Note Register.

          "Class A-2 Rate" means, with respect to any Interest Period, the
           --------------
interest rate per annum (computed on the basis of the actual number of days in such Interest Period over a year of 360 days) equal to the lesser of (i) LIBOR for the related LIBOR Reset Period plus [ ]% and (ii) the Student Loan Rate for such Interest Period.

          "Clearing Agency" means an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means [           ,] 1996.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and Treasury Regulations promulgated thereunder.

          "Collateral" has the meaning specified in the Granting Clause of the
           ----------
Indenture.

          "Collection Account" means the account designated as such, established
           ------------------
and maintained pursuant to Section 2(c) of the Administration Agreement.

          "Collection Period" means, with respect to the first Distribution
           -----------------
Date, the period beginning on the Cutoff Date and ending on [          ,] 1996,
and with respect to each subsequent Distribution Date, the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Company" means Signet Student Loan Corporation, a Virginia
           -------
corporation.

          "Confidential Information" means information provided by Signet to the
           ------------------------
Eligible Lender Trustee or the Indenture Trustee related to the transactions effected under the Basic Documents and any computer software provided to the Eligible Lender Trustee or the Indenture Trustee in connection with the transactions effected under the Basic Documents, in each case whether in the form of documents, reports, lists, tapes, discs or any other form.

          "Consolidation Loan" means a Student Loan made pursuant to the Higher
           ------------------
Education Act to consolidate the Borrower's obligations under various federally authorized student loan programs into a single loan.

          "Corporate Trust Office" means (i) with respect to the Indenture
           -----------------------
Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at ____________________________________________, Attention: Corporate
Trust and Agency Group, Structured Finance Team (telephone: (212) ________; facsimile: (212) ________); or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at One First National Plaza, Suite 0126, Chicago, Illinois 60610, Attention: Corporate Trust Administration (telephone: (312) 407-1892; facsimile: (312) 407-1708); or at such other address as the Eligible Lender Trustee may designate by notice to the Certificateholders and the Seller, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Certificateholders and the Seller).

          "Custodian" means Signet, in its capacity as custodian of the Borrower
           ---------
Notes or any permitted successor Custodian.

          "Cutoff Date" means November 2, 1996.
           -----------

          "Default" means any occurrence that is, or with notice or the lapse of
           -------
time or both would become, an Event of Default.

          "Deferral" means the period defined by the Higher Education Act and
           --------
the policies of the Guarantor during which a Borrower (in Repayment) is entitled to postpone making payments upon the submission of appropriate documentation.

          "Deferral Loan" means a Student Loan during a period of Deferral.
           -------------

          "Definitive Certificates" has the meaning specified in Section 3.11 of
           -----------------------
the Trust Agreement.

          "Definitive Notes" has the meaning specified in Section 2.10 of the
           ----------------
Indenture.

          "Delaware Trustee" has the meaning set forth in Section 10.01 of the
           ----------------
Trust Agreement.

          "Delivery" when used with respect to Trust Account Property means:
           --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313) of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

          "Demand Note" means the Demand Note dated [          ], 1996 from
           -----------
[parent of Company] to the Company.

          "Department" means the United States Department of Education, an
           ----------
agency of the Federal government.

          "Depositor" means the Seller in its capacity as Depositor under the
           ---------
Trust Agreement.

          "Depository Agreement" means, collectively, the agreements with
           --------------------
respect to the Notes attached to the Indenture as Exhibits C and D and the agreement with respect to the Certificates attached to the Trust Agreement as Exhibit B.

          "Determination Date" means, with respect to any Interest Payment Date
           ------------------
or Distribution Date, the third Business Day preceding such Interest Payment Date or Distribution Date.

          "Distribution Date" means, with respect to each Collection Period, the
           -----------------
twenty-fifth day of each January, April, July, and October, or, if such day is not a Business Day, the immediately following Business Day, commencing on January 27, 1997.

          "Educational Institution" means any institution of higher education
           -----------------------
that participates in the guaranteed loan programs authorized by Title IV of the Higher Education Act and which is deemed eligible by the Guarantor to participate in Guarantor's program.

          "Eligible Deposit Account" means an account that is:  (i) a separately
           ------------------------
identifiable deposit account established and maintained in the deposit taking department of a depository institution organized under the laws of the United States of America or one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by Federal or state banking authorities that at all times has a short-term certificate of deposit rating of "P-1" by Moody's, "A-1+" by Standard & Poor's and (if rated by Fitch) "F-1+" by Fitch and a long-term unsecured debt rating of not less than "AA" by Standard & Poor's, "Aa3" by Moody's and (if rated by Fitch) "AA" by Fitch and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the BIF,
(ii) a segregated identifiable trust account established and maintained in the trust department of a trust institution organized under the laws of the United States of America or one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by Federal or state banking authorities that at all times is authorized under such laws to act as a trustee or in any other fiduciary capacity, has not less than $50,000,000 capital and surplus and has a long-term deposit rating of not less than "BBB-" by Standard & Poor's, "Baa3" by Moody's and (if rated by Fitch) "BBB" by Fitch, (iii) so long as Signet Bank or an affiliate of Signet Bank is Master Servicer and Signet Bank or such affiliate has a long-term deposit rating or long-term unsecured debt rating, as applicable, of at least "Baa3" by Moody's, a segregated identifiable trust account established and maintained at Signet Trust Company or (iv) an account otherwise acceptable to each Rating Agency, as evidenced by a letter from each Rating Agency to the Indenture Trustee and the Eligible Lender Trustee, without reduction or withdrawal of the then current ratings of the Notes or the Certificates.

          "Eligible Investments" means one or more of the following (excluding
           --------------------
any callable investments purchased at a premium):

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof; provided that such obligations
                                               --------
     are backed by the full faith and credit of the United States of America;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof; provided that the short-term unsecured debt obligations of the party
     --------
     agreeing to repurchase such obligations are at the time rated at least "A-1" by Standard & Poor's, "P-1" by Moody's and (if rated by Fitch) "F-1" by Fitch;

          (iii) certificates of deposit, time deposits and bankers' acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by Federal and/or state banking authorities; provided that the unsecured short-term debt obligations of such depository
     --------
     institution or trust company at the date of acquisition thereof have been rated at least "A-1" by Standard & Poor's, "P-1" by Moody's and (if rated by Fitch) "F-1" by Fitch;

          (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States of America or any state thereof which on the date of acquisition has been rated at least "A-1" by Standard & Poor's, "P-1" by Moody's and (if rated by Fitch) "A-1" by Fitch;

          (v) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has a rating of "P-1" or "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and (if rated by Fitch) "F-1+" or "AAA" by Fitch or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Notes and the Certificates by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction in the then-current rating of the Notes and the Certificates, as evidenced by a letter to such effect from such Rating Agency, and with respect to which the Administrator has received confirmation that, for tax purposes, the investment complies with the provisos to this definition.

          "Eligible Lender Trustee" means The First National Bank of Chicago, a
           -----------------------
national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Event of Default" has the meaning specified in Section 5.01 of the
           ----------------
Indenture.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Executive Officer" means, with respect to any corporation, the Chief
           -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

          "Expected Interest Collections" means, with respect to any Interest
           -----------------------------
Period, the sum of (i) the amount of interest accrued net of accrued Monthly Rebate Fees with respect to the Financed Student Loans for the related Student Loan Rate Accrual Period (whether or not such interest is actually paid and not taking into account any late fees payable or paid thereon by the Borrowers),
(ii) all Interest Subsidy Payments and Special Allowance Payments estimated to have accrued for such Student Loan Rate Accrual Period whether or not actually received (taking into account any expected deduction therefrom of Federal Origination Fees) and (iii) Investment Earnings for such Student Loan Rate Accrual Period.

          "Expenses" means any and all liabilities, obligations, losses,
           --------
damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

          "Federal Origination Fee" means, with respect to each Consolidation
           -----------------------
Loan, the origination fee payable to the Department equal to 0.5% of the initial principal balance of such Consolidation Loan.

          "Final Maturity Date" means the [           ] Distribution Date.
           -------------------

          "Financed Student Loans" means those Student Loans that, as of any
           ----------------------
date of determination, have been conveyed to the Issuer, consisting of the Initial Financed Student Loans as of the Closing Date and, thereafter, any Additional Student Loans conveyed to the Issuer from the Seller.

          "Fitch" means Fitch Investors Service, L.P. or any successor thereto.
           -----

          "Forbearance Loan" means a Student Loan during a period of forbearance
           ----------------
of loan collections pursuant to the Higher Education Act.

          "Funding Period" means the period from the Closing Date until the
           --------------
first to occur of (i) the Distribution Date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) an Event of Default occurring under the Indenture, a Servicer Default occurring under the Master Servicing Agreement or an Administrator Default occurring under the Administration Agreement, (iii) the date on which an Insolvency Event occurs with respect to the Seller or (iv) the last day of the Collection Period preceding the January 1999 Distribution Date.

          "Grace" means the initial period following reduction by the student
           -----
Borrower to less than the minimum course load required by the Higher Education Act, during which the student Borrower is not required to make payments on the principal amount of the Borrower Note(s).

          "Grace Loan" means a Student Loan during a period of Grace.
           ----------

          "Grant" means mortgage, pledge, bargain, sell, warrant, alienate,
           -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Guarantee Agreement" means each agreement to guarantee Student Loans
           -------------------
entered into by the Eligible Lender Trustee on behalf of the Trust with a Guarantor.

          "Guarantee Payment" means any payment made by a Guarantor pursuant to
           -----------------
a Guarantee Agreement in respect of a Student Loan.

          "Guarantor" means Texas Guaranteed Student Loan Corporation, United
           ---------
Student Aid Funds or Educational Credit Management Corporation.

          "Higher Education Act" means the Higher Education Act of 1965, as
           --------------------
amended, together with any rules, regulations and interpretations thereunder.

          "In-School Loan" means a Student Loan during the period, excluding
           --------------
periods of in-school Deferral, during which a student Borrower is enrolled at an Educational Institution for at least the minimum course load required to maintain such student Borrower's eligibility to borrow under the education loan programs administered by a Guarantor.

          "Incentive Deposit" means, with respect to each Collection Period and
           -----------------
each Incentive Financed Student Loan, the difference, if any, between the amount of interest or other amounts which would have been payable or any principal reduction with respect to such Incentive Financed Student Loan during such Collection Period had no Incentive Program been in effect with respect to such Incentive Financed Student Loan and the amount of interest and other amounts which are payable with respect to such Incentive Financed Student Loan during such Collection Period after giving effect to such Incentive Program and any principal reductions (whether payable during such Collection Period or not).

          "Incentive Financed Student Loan" means a Financed Student Loan which
           -------------------------------
is subject to an Incentive Program.

          "Incentive Program" means any one or more programs administered from
           -----------------
time to time by the [Administrator] for Student Loans held by it in its own portfolio pursuant to which the Administrator may choose to reduce the interest rate or offer any other benefit on a Student Loan.

          "Indenture" means the Indenture dated as of [       ] 1, 1996, between
           ---------
the Issuer and the Indenture Trustee.

          "Indenture Trust Estate" means all money, instruments, rights and
           ----------------------
other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

          "Indenture Trustee" means The Bank of New York, a New York banking
           -----------------
corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture.

          "Independent" means, when used with respect to any specified Person,
           -----------
that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be
           -----------------------
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

          "Initial Certificate Balance" means $[       ].
           ---------------------------

          "Initial Financed Student Loans" means those Financed Student Loans
           ------------------------------
conveyed to the Issuer on the Closing Date.

          "Initial Pool Balance" means $[         ].
           --------------------

          "Insolvency Event" means, with respect to a specified Person, (a) the
           ----------------
filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty consecutive days; or
(b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          "Interest Payment Date" means the twenty-fifth day of each month (or,
           ---------------------
if any such date is not a Business Day, on the next succeeding Business Day) commencing January 27, 1997.

          "Interest Period" means, with respect to an Interest Payment Date, the
           ---------------
period from and including the Closing Date or the most recent Interest Payment Date on which interest on the Notes or the Certificates, as the case may be, has been distributed to but excluding the current Interest Payment Date.

          "Interest Subsidy Payments" means payments, designated as such,
           -------------------------
consisting of interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

          "Investment Earnings" means, with respect to any Distribution Date,
           -------------------
the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Distribution Date pursuant to Section 2(c)(v) of the Administration Agreement.

          "Issuer" means Signet Student Loan Trust 1996-A until a successor
           ------
replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

          "Issuer Order" and "Issuer Request" means a written order or request
           ------------       --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "LIBOR" means, with respect to any LIBOR Reset Period, the London
           -----
interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable LIBOR Reset Period will be LIBOR in effect for the previous LIBOR Reset Period.

          "LIBOR Determination Date" means, with respect to any LIBOR Reset
           ------------------------
Period, the day that is the second business day prior to the commencement of such LIBOR Reset Period. For purposes of this definition, a business day is any day in which banks in London and New York City are open for the transaction of international business.

          "LIBOR Reset Period" means the one-month period commencing on the
           ------------------
twenty-fifth day (or, if any such date is not a Business Day, on the next succeeding business day) of each month and ending on the day immediately preceding the following LIBOR Reset Period; provided, however, that the initial LIBOR Reset Period will commence on the Closing Date.

          "Lien" means a security interest, lien, charge, pledge, equity or
           ----
encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Student Loan by operation of law as a result of any act or omission by the related Obligor.

          "Liquidated Student Loan" means any defaulted Financed Student Loan
           -----------------------
liquidated by the Master Servicer or any Subservicer or which the Master Servicer has, after using all reasonable efforts to realize upon the such Student Loan, determined to charge off.

          "Liquidation Proceeds" means, with respect to any Liquidated Student
           --------------------
Loan, the moneys collected in respect thereof from whatever source, other than Recoveries, net of the sum of any amounts expended by the Master Servicer or any Subservicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Student Loan.

          "Loan Sale Agreement" means the Loan Sale Agreement dated as of [
           -------------------
], 1996, among the Issuer, the Seller, and the Eligible Lender Trustee.

          "London Banking Day" means any Business Day on which dealings in
           ------------------
deposits in United States dollars are transacted in the London interbank market.

          "Master Servicer" means Signet, in its capacity as master servicer of
           ---------------
the Financed Student Loans or any permitted Successor Master Servicer.

          "Master Servicing Agreement" means the Master Servicing Agreement
           --------------------------
dated as of [       ], 1996, among the Issuer, the Master Servicer and the
Eligible Lender Trustee.

          "Minimum Purchase Price" means as to any Distribution Date, an amount
           ----------------------
equal to the greater of (i) the Purchase Amounts of the Financed Student Loans as of the end of the Collection Period immediately preceding such Distribution Date or (ii) an amount that would be sufficient to (A) reduce the outstanding principal amount of each class of Notes then outstanding on such Distribution Date to zero, (B) pay to the Noteholders the Noteholders' Interest Distribution Amount payable on such Distribution Date, if any, (C) reduce the Certificate Balance of the Certificates on such Distribution Date to zero and (D) pay to the Certificateholders the Certificateholders' Interest Distribution Amount payable on such Distribution Date.

          "Monthly Available Funds" means, with respect to each Interest Payment
           -----------------------
Date that is not a Distribution Date, the sum of the following amounts with respect to the related Monthly Collection Period: (i) all collections received by the Master Servicer, or any Subservicer on the Financed Student Loans (including any Guarantee Payments received with respect to the Financed Student Loans); (ii) any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during such Monthly Collection Period with respect to the Financed Student Loans; (iii) all Liquidation Proceeds from any Financed Student Loans which became Liquidated Student Loans during such Monthly Collection Period in accordance with the Master Servicer's customary servicing procedures, and all Recoveries in respect of Liquidated Student Loans which were written off in prior Monthly Collection Periods; (iv) that portion of the amounts released from the Pre-Funding Account with respect to Additional Fundings relating to those interest costs on the Financed Student Loans which are or will be capitalized; (v) the aggregate Purchase Amounts received for those Financed Student Loans repurchased by the Seller or purchased by the Master Servicer under an obligation which arose during the related Monthly Collection Period; (vi) Investment Earnings for such Interest Payment Date and
(vii) with respect to each Interest Payment Date other than a Distribution Date and other than an Interest Payment Date immediately succeeding a Distribution Date, Monthly Available Funds remaining from the Monthly Collection Period relating to the preceding Interest

Payment Date, after giving effect to the application of such Monthly Available Funds on such preceding Interest Payment Date; provided, however, that if with
                                               --------  -------
respect to any Distribution Date there would not be sufficient funds, after application of Monthly Available Funds (as defined above) and amounts available from the Reserve Account, to pay any of the items specified in Section 2(d)(iii) of the Administration Agreement, then Monthly Available Funds for such Interest Payment Date will include, in addition to the Monthly Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Interest Payment Date which would have constituted Monthly Available Funds for the Interest Payment Date succeeding such Interest Payment Date up to the amount necessary to pay such items, and the Monthly Available Funds for such succeeding Interest Payment Date will be adjusted accordingly; and provided, further, that Monthly Available Funds will
                          --------  -------
exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Monthly Available Funds for a prior Monthly Collection Period, (B) except as expressly included in clause (iv) above, amounts released from the Pre-Funding Account,
(C) any Monthly Rebate Fees paid during the related Monthly Collection period by or on behalf of the Trust and (D) after the Funding Period, any expenditure of the Net Principal Cash Flow Amount used to fund the purchase by the Issuer of any Additional Student Loans during such Monthly Collection Period.

          "Monthly Collection Period" means, with respect to any Interest
           -------------------------
Payment Date that is not a Distribution Date, the calendar month immediately preceding the month of such Interest Payment Date (or, with respect to the first Monthly Collection Period, the period beginning on the Cutoff Date and ending on
[          ,] 1996).

          "Monthly Rebate Fee" means, for each calendar month and with respect
           ------------------
to each Consolidation Loan, the fee payable to the Department equal to the product of (x) one-twelfth, (y) 1.05% and (z) the outstanding principal balance of such Consolidation Loan plus accrued interest on such Consolidation Loan as of the last day of such month.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Net Principal Cash Flow Amount" means, as of any date, the Principal
           ------------------------------
Cash Flow Amount (calculated for the Collection Period ending in the preceding calendar month or, if no Collection Period ended in the preceding calendar month, calculated for each preceding calendar month during the current Collection Period) minus, after the Funding Period, the Capitalized Interest Amount for such Collection Period or for each such preceding calendar month, as the case may be.

          "Non-Code Entity" means a savings and loan association, a national
           ---------------
banking association, a bank or other entity that is not subject to Title 11 of the United States Code.

          "Note" means a Class A-1 Note or a Class A-2 Note.
           ----

          "Note Depository Agreements" means the agreement dated as of the
           --------------------------
Closing Date relating to the Class A-1 Notes, substantially in the form of Exhibit C to the Indenture, and the agreement dated as of the Closing Date relating to the Class A-2 Notes, substantially in the form of Exhibit D to the Indenture, in each case among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency.

          "Note Interest Rate" means the Class A-1 Rate with respect to the
           ------------------
Class A-1 Notes and the Class A-2 Rate with respect to the Class A-2 Notes.

          "Note Owner" means, with respect to a Book-Entry Note, the Person who
           ----------
is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Register" and "Note Registrar" have the respective meanings
           -------------       --------------
specified in Section 2.04 of the Indenture.

          "Noteholder" means a Class A-1 Noteholder or a Class A-2 Noteholder.
           ----------

          "Noteholders' Distribution Amount" means, with respect to any
           --------------------------------
Distribution Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Distribution Date.

          "Noteholders' Interest Carryover Shortfall" means, with respect to any
           -----------------------------------------
Interest Payment Date, the excess of (i) the Noteholders' Interest Distribution Amount on the preceding Interest Payment Date over (ii) the amount of interest actually distributed to the Noteholders on such preceding Interest Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the weighted average interest rate borne by the Class A-1 Notes and the Class A-2 Notes from such preceding Interest Payment Date to the current Interest Payment Date.

          "Noteholders' Interest Distribution Amount" means, with respect to any
           -----------------------------------------
Interest Payment Date, the sum of (i) the amount of interest accrued at the respective Note Interest Rate for the related Interest Period on the outstanding principal balance of each class of Notes on the immediately preceding Distribution

Date after giving effect to all principal distributions to holders of Notes of such class on such date (or, in the case of the first three Interest Payment Dates, on the Closing Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Interest Payment Date; provided, however, that the
                                          --------  -------
Noteholders' Interest Distribution Amount will not include any Noteholders' Interest LIBOR Carryover.

          "Noteholders' Interest LIBOR Carryover" means, with respect to each
           -------------------------------------
Distribution Date, and with respect to each Interest Period, if any, since the preceding Distribution Date as to which the Class A-1 Rate or the Class A-2 Rate for such Interest Period was based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Class A-1 Notes or the Class A-2 Notes, as the case may be, that would have accrued in respect of each related Interest Period had interest been calculated based on LIBOR over (b) the amount of interest on the Class A-1 Notes or the Class A-2 Notes, as the case may be, actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior dates (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on LIBOR); provided, however, that, (1) on the Class A-1
                                 --------  -------
Final Maturity Date, the portion of the Noteholders' Interest LIBOR Carryover allocable to the Class A-1 Notes will be equal to the lesser of (i) the portion allocable to the Class A-1 Notes of the Noteholders' Interest LIBOR Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Class A-1 Noteholders on such date pursuant to Sections 2(e)(ii)(B) and 2(e)(iii) of the Administration Agreement and (2) on the Class A-2 Final Maturity Date, the Noteholders' Interest LIBOR Carryover will be equal to the lesser of (i) the Noteholders' Interest LIBOR Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Class A-2 Noteholders on such date pursuant to Sections 2(e)(ii)(B) and 2(e)(iii) of the Administration Agreement.

          "Noteholders' Principal Carryover Shortfall" means, as of the close of
           ------------------------------------------
business on any Distribution Date, the excess of (i) the Noteholders' Principal Distribution Amount on such Distribution Date over (ii) the amount of principal actually distributed to the Noteholders on such Distribution Date.

          "Noteholders' Principal Distribution Amount" means, with respect to
           ------------------------------------------
any Distribution Date, the Principal Distribution Amount for such Distribution Date plus the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal
                             --------  -------
Distribution Amount will not exceed the outstanding principal balance of the Notes. In addition, (i) on the Class A-1 Final

Maturity Date, the principal required to be distributed to Class A-1 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-1 Notes to zero and (ii) on the Class A-2 Final Maturity Date, the principal required to be distributed to the Class A-2 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-2 Notes to zero.

          "Obligor" on a Student Loan means the borrower or co-borrowers of such
           -------
Student Loan and any other Person who owes payments in respect of such Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

          "Officers' Certificate" means (i) in the case of the Issuer, a
           ---------------------
certificate signed by any two Authorized Officers of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee and (ii) in the case of the Seller, the Master Servicer, or the Administrator, a certificate signed by any two Authorized Officers of the Seller, the Master Servicer, or the Administrator, as appropriate.

          "Opinion of Counsel" means (i) with respect to the Issuer, one or more
           ------------------
written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance reasonably satisfactory to the Indenture Trustee and (ii) with respect to the Seller, the Administrator, or the Master Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator, or the Master Servicer, which counsel shall be reasonably acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable.

          "Outstanding" means, as of the date of determination, all Notes
           -----------
theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (provided,
                                                               --------
     however, that
     -------
     if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Noteholders of the requisite
--------
Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

          "Outstanding Amount" means the aggregate principal amount of all
           ------------------
Notes, or class of Notes, as applicable, Outstanding at the date of determination.

          "Parity Date" means the first Distribution Date on which the aggregate
           -----------
principal balance of the Notes and Certificates, after giving effect to all distributions on such date, is no longer in excess of the Pool Balance as of the last day of the related Collection Period.

          "Partnership Qualification Provisions" has the meaning specified in
           ------------------------------------
Section 5.06 of the Trust Agreement.

          "Paying Agent" means Signet Trust Company or any other Person that
           ------------
meets the eligibility standards for the Indenture Trustee specified in Section
6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

          "Person" means any individual, corporation, estate, partnership, joint
           ------
venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Property" has the meaning assigned to such term as the
           -----------------
definition of "Delivery" above.

          "PLUS Loan" means a Student Loan designated as such that is made under
           ---------
the Parent Loans to Undergraduate Students Program pursuant to the Higher Education Act.

          "Pool Balance" means, as of the close of business on the last day of
           ------------
any Collection Period, the aggregate principal balance of the Financed Student Loans as of such day (including accrued interest thereon for the immediately preceding Collection Period to the extent such interest will be capitalized upon commencement of repayment, excluding any Purchased Student Loans and Liquidated Student Loans).

          "Predecessor Note" means, with respect to any particular Note, every
           ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt is the mutilated, lost, destroyed or stolen Note.

          "Pre-Funded Amount" means, with respect to any Interest Payment Date,
           -----------------
Distribution Date or other specified date of determination, the amount on deposit in the Pre-Funding Account.

          "Pre-Funding Account" means the account designated as such,
           -------------------
established and maintained pursuant to Section 2(c) of the Administration Agreement.

          "Principal Cash Flow Amount" means, with respect to any Distribution
           --------------------------
Date, the sum of the following amounts with respect to the related Collection Period, or with respect to any other date of determination, the sum of the following amounts with respect to the period specified: (i) that portion of all collections received by the Master Servicer or any Subservicer on the Financed Student Loans that is allocable to principal (including the portion of any Guarantee Payments received that is allocable to principal of the Financed Student Loans); (ii) all Liquidation Proceeds attributable to the principal amount of Financed Student Loans which became Liquidated Student Loans during such Collection Period, or such other specified period, in accordance with the Master Servicer's customary servicing procedures, together with all Realized Losses on such Financed Student Loans; (iii) to the extent attributable to principal, the Purchase Amount received with respect to each Financed Student Loan repurchased by the Seller or purchased by the Master

Servicer as a result of a breach of a representation, warranty or covenant which arose during the related Collection Period or such other specified period; and
(iv) the Principal Distribution Adjustment; provided, however, that the
                                            --------  -------
Principal Distribution Amount will exclude all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period.

          "Principal Distribution Adjustment" means, with respect to any
           ---------------------------------
Distribution Date, the amount of Available Funds on such Distribution Date to be used to make additional principal distributions to Noteholders (and, after the Notes have been paid in full, Certificateholders) to account for (i) the amount of any insignificant principal balance remaining outstanding as of such Distribution Date on a Financed Student Loan after receipt of a final payment from a borrower or Guarantor, when such insignificant principal balances are waived in the ordinary course of business by the Master Servicer or any Subservicer at the direction of the Administrator in accordance with the Master Servicing Agreement or (ii) the amount of principal collections erroneously treated as interest collections including, without limitation, by reason of the failure by a borrower to capitalized interest that had been expected to be capitalized; provided, however, that the Principal Distribution Adjustment for
             --------  -------
any Distribution Date shall not exceed the lesser of (x) $100,000 and (y) the amount on deposit in the Reserve Account in excess of the Specified Reserve Account Balance after giving effect to all distributions to be made on such Distribution Date other than distributions to the Seller and the Company out of such excess.

          "Principal Distribution Amount" means, with respect to any
           -----------------------------
Distribution Date occurring during the Funding Period, the Principal Cash Flow Amount and means, with respect to any Distribution Date occurring after the Funding Period, the Net Principal Cash Flow Amount for such Distribution Date minus any funds remitted to the Seller and the Company during the preceding Collection Period for the purchase of any Additional Student Loans.

          "Proceeding" means any suit in equity, action at law or other judicial
           ----------
or administrative proceeding.

          "Purchase Amount" means, (i) with respect to a Financed Student Loan
           ---------------
to be purchased from the Issuer, an amount equal to 10_% (prior to the Parity
Date) and 100% (on and after the Parity Date) of the principal balance of such Financed Student Loan as of the close of business on the last day of the Monthly Collection Period preceding the date of such purchase, plus accrued borrower interest thereon and (ii) with respect to an Additional Student Loan to be purchased by the Issuer, an amount equal, as of the related Subsequent Cutoff Date, to 10_% of the principal balance of such Additional Student Loan plus accrued borrower interest thereon if and to the extent that such interest is not then payable and will, pursuant to the terms of such loan, be capitalized and added to the principal balance of such loan.

          "Purchased Student Loan" means a Financed Student Loan purchased as of
           ----------------------
the close of business on the last day of a Monthly Collection Period by the Master Servicer pursuant to Section 3.05 of the Master Servicing Agreement or repurchased by the Seller pursuant to Section 3.02 of the Loan Sale Agreement.

          "Rating Agency" means [   ] and [       ].  If no such organization or
           -------------
successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Master Servicer.

          "Rating Agency Condition" means, with respect to any action, that each
           -----------------------
Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Master Servicer, any Subservicer, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

          "Realized Losses" means the excess of the aggregate principal balance
           ---------------
of any Liquidated Student Loan plus accrued but unpaid interest thereon over Liquidation Proceeds to the extent allocable to principal.

          "Record Date" means, with respect to an Interest Payment Date, a
           -----------
Distribution Date or a Redemption Date, the close of business on the twenty-fourth day of the calendar month in which such Interest Payment Date, Distribution Date or Redemption Date occurs.

          "Recoveries" means, with respect to any Liquidated Student Loan,
           ----------
moneys collected in respect thereof, from whatever source, during any Monthly Collection Period following the Monthly Collection Period in which such Financed Student Loan became a Liquidated Student Loan, net of the sum of any amounts expended by the Master Servicer or any Subservicer for the account of any Obligor and any amounts required by law to be remitted to the Obligor.

          "Redemption Date" means in the case of a payment to Noteholders
           ---------------
pursuant to Section 10.01 of the Indenture, the Distribution Date specified by the Administrator or the Issuer pursuant to Section 10.01 of the Indenture.

          "Redemption Price" means in the case of a payment made to Noteholders
           ----------------
pursuant to Section 10.01 of the Indenture, the amount to be so paid pursuant to such Section 10.01.

          "Related Student Loan File" has the meaning specified in Section
           -------------------------
2.01(b) of the Master Servicing Agreement.

          "Repayment" means the period of time during which a Borrower is
           ---------
required to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Borrower Note(s) executed by such Borrower.

          "Repayment Loan" means a Student Loan during a period of Repayment.
           --------------

          "Reserve Account" means the account designated as such, established
           ---------------
and maintained pursuant to Section 2(c) of the Administration Agreement.

          "Reserve Account Excess"  means, as of each Distribution Date, the
           ----------------------
amount, if any, by which the amount on deposit in the Reserve Account (after giving effect to all deposits thereto and all withdrawals therefrom pursuant to
Section 2(e)(iv) of the Administration Agreement) is greater than the Specified Reserve Account Balance for such Distribution Date.

          "Reserve Account Initial Deposit" means $[     ].
           -------------------------------

          "Responsible Officer" means, with respect to the Indenture Trustee,
           -------------------
any officer within the Corporate Trust Office of the Indenture Trustee, including any vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Schedule of Student Loans" means the listing of the Financed Student
           --------------------------
Loans set forth in Schedule A to the Loan Sale Agreement and to the Indenture (which Schedule may be in the form of microfiche) as the same may be amended from time to time.

          "Secretary" means the Secretary of the Department, or any predecessor
           ---------
or successor to the functions thereof under the Higher Education Act.

          "Seller" means Signet, in its capacity as seller of the Financed
           ------
Student Loans.

          "Serial Loan" means a Financed Student Loan which (i) is made by an
           -----------
eligible lender under the Higher Education Act to a Borrower who is also a Borrower under at least one outstanding Initial Financed Student Loan and is acquired by the Seller, (ii) is made under the same federal loan program as such Initial Financed Student Loan and (iii) has the same Guarantor as such Initial Financed Student Loan.

          "Servicer Default" means an event specified in Section 6.01 of the
           ----------------
Master Servicing Agreement.

          "Servicing Fee" has the meaning specified in Section 3.06 of the
           -------------
Master Servicing Agreement.

          "Signet" means Signet Bank, a Virginia banking corporation.
           ------

          "Signet Student Loan Trusts" means the Issuer and any other trust
           --------------------------
formed subsequent to the Closing Date that is entitled to the benefits of the Guarantee Agreement.

          "SLS Loan" means a Student Loan designated as such that is made under
           --------
the Supplemental Loans for Students Program pursuant to the Higher Education
Act.

          "Special Allowance Payments" means payments, designated as such,
           --------------------------
consisting of effective interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

          "Specified Reserve Account Balance" with respect to any Distribution
           ---------------------------------
Date means the greater of: (a) [ ]% of the sum of the Pool Balance and the Pre-Funded Amount as of the close of business on the last day of the related
Collection Period and (b) $[       ]; provided, however, that in no event shall
the Specified Reserve Account Balance exceed the sum of the outstanding principal amount of the Notes and the Certificate Balance.

          "Stafford Loan" means a Student Loan designated as such that is made
           -------------
under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

          "Standard & Poor's" means Standard & Poor's Rating Services, a
           -----------------
division of The McGraw-Hill Companies.

          "State" means any one of the 50 States of the United States of
           -----
America, the trust territories of the United States, or the District of Columbia.

          "Student Loan" means an agreement to repay a disbursement of money to
           ------------
or on behalf of an eligible student, evidenced by a Borrower Note and guaranteed in accordance with the policies and procedures of a Guarantor.

          "Student Loan Files" means the documents relating to the Financed
           ------------------
Student Loans specified in Section 2.01 of the Master Servicing Agreement.

          "Student Loan Rate" means, with respect to any Interest Period, the
           -----------------
interest rate equal to the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to Expected Interest Collections for the related Interest Period less the Servicing Fee and the Administration Fee with respect to such Interest Period and (ii) the denominator of which is the sum of (x) the Pool Balance as of the first day of such Collection Period in which the first day of such Interest Period occurs and
(y) the principal balance on deposit in the Pre-Funding Account as of the first day of the Collection Period in which the first day of such Interest Period occurs.

          "Student Loan Rate Accrual Period" means, with respect to any Interest
           --------------------------------
Period, the calendar month that precedes the month during which such Interest Period ends.

          "Subcustodian" has the meaning specified in 2.01(b) of the Master
           ------------
Servicing Agreement.

          "Subsequent Cutoff Date" means, for any Additional Student Loan
           ----------------------
transferred to the Issuer, the date, specified in the related Transfer Agreement, on and after which all distributions on such loan are property of the Issuer.

          "Subservicer" means, upon satisfaction of the Rating Agency Condition,
           -----------
any entity in its capacity as a subservicer pursuant to a Subservicing Agreement between it and the Master Servicer.

          "Subservicing Agreement" means any of the servicing agreements entered
           ----------------------
into by the Master Servicer and any Subservicer, subject to Section 3.12 relating to the servicing of the Financed Student Loans and the custody of the Related Financed Student Loan Files.

          "Successor Master Servicer" has the meaning specified in Section
           --------------------------
3.07(e) of the Indenture.

          "Tax Characterization Amendment" has the meaning specified in Section
           ------------------------------
5.06 of the Trust Agreement.

          "Transfer Agreement" has the meaning provided in Section 2.03 of the
           ------------------
Loan Sale Agreement.

          "Transfer Date" means the day fixed for the transfer of any Additional
           -------------
Student Loans by the Seller to the Issuer; provided that no Transfer Date shall occur during the period from a Determination Date to the end of the calendar month in which such Determination Date occurs.

          "Treasury Regulations" means regulations, including proposed or
           ---------------------
temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "Trust" means the Issuer, established pursuant to the Trust Agreement.
           -----

          "Trust Account Property" means the Trust Accounts, all amounts and
           ----------------------
investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit and all proceeds of the foregoing.

          "Trust Accounts" has the meaning specified in Section 2(c) of the
           --------------
Administration Agreement.

          "Trust Agreement" means the Trust Agreement dated as of [       ] 1,
           ---------------
1996, among the Depositor, the Company and the Eligible Lender Trustee.

          "Trust Certificate" means a Certificate.
           -----------------

          "Trust Estate" means all right, title and interest of the Trust (or
           ------------
the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Loan Sale Agreement all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Loan Sale Agreement and the Administration Agreement.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939
           -------------------      ---
as in force on the date hereof, unless otherwise specifically provided.

          "UCC" means, unless the context otherwise requires, the Uniform
           ---
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

          "Underwriting Agreements" means either or both of the Note
           -----------------------
Underwriting Agreement or the Certificate Underwriting Agreement each of which
is dated [           ,] 1996 and each of which is between the Seller and CS
First Boston Corporation.